UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 19, 2021
PACIRA BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35060	51-0619477
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5401 West Kennedy Boulevard, Suite 890
Tampa, Florida 33609
(Address and Zip Code of Principal Executive Offices)

(813) 553-6680
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PCRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 19, 2021, Pacira BioSciences, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of its acquisition (the “Acquisition”) of Flexion Therapeutics, Inc. (“Flexion”), pursuant to an Agreement and Plan of Merger, dated October 11, 2021, by and among the Company, Oyster Acquisition Company Inc., a wholly-owned subsidiary of the Company, and Flexion. Upon completion of the Acquisition, Flexion became a wholly-owned subsidiary of the Company. The Company is filing this Amendment No. 1 to the Initial Form 8-K to include the historical financial statements of Flexion and pro forma condensed combined financial information required to be filed under Item 9.01 of Form 8-K. The disclosure included in the Initial Form 8-K otherwise remains unchanged.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Flexion as of December 31, 2020 and 2019 and for each of the three years ended December 31, 2020 are attached as Exhibit 99.1 to this Current Report on Form 8-K /A and are incorporated by reference herein. The unaudited condensed consolidated financial statements of Flexion as of and for the nine months ended September 30, 2021 and 2020 are attached as Exhibit 99.2 to this Current Report on Form 8-K /A and are incorporated by reference herein.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements and related notes as of and for the period ended September 30, 2021 and the year ended December 31, 2020, giving effect to the Acquisition, are attached as Exhibit 99.3 to this Current Report Form 8-K /A and are incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited consolidated financial statements for Flexion Therapeutics, Inc. as of December 31, 2020 and 2019 and for each of the three years ended December 31, 2020 (incorporated by reference to Part II, Item 8 of Flexion Therapeutics, Inc.’s Annual Report on Form 10-K filed on March 10, 2021 (File No. 001-36287)).

99.2	Unaudited condensed consolidated financial statements for Flexion Therapeutics, Inc. as of and for the nine months ended September 30, 2021 and 2020 (incorporated by reference to Part I, Item 1 of Flexion Therapeutics, Inc.’s Quarterly Report on Form 10-Q filed on November 12, 2021 (File No. 001-36287)).

99.3	Unaudited pro forma condensed combined financial statements and related notes as of and for the nine months ended September 30, 2021 and the year ended December 31, 2020.

104	Cover Page Interactive Data File (Formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIRA BIOSCIENCES, INC. (REGISTRANT)

Dated:	February 7, 2022	By:	/s/ KRISTEN WILLIAMS
Kristen Williams
Chief Administrative Officer and Secretary